SLM Student Loan Trust 2003-5 Quarterly Servicing Report
Report Date: 08/31/2005 Reporting Period: 6/1/05-8/31/05

I. Deal Parameters

	Student Loan Portfolio Characteristics				05/31/2005	Activity	08/31/2005

A	i	Portfolio Balance			$1,936,187,237.05	$(58,732,340.51)	$1,877,454,896.54
	ii	Interest to be Capitalized			9,488,399.77		8,619,069.48

	iii	Total Pool			$1,945,675,636.82		$1,886,073,966.02

	iv	Specified Reserve Account Balance			4,864,189.09		4,715,184.92

	v	Total Adjusted Pool			$1,950,539,825.91		$1,890,789,150.94

B	i	Weighted Average Coupon (WAC)			6.354%		6.348%
	ii	Weighted Average Remaining Term			252.78		251.46
	iii	Number of Loans			100,192		97,529
	iv	Number of Borrowers			62,754		60,969
	v	Aggregate Outstanding Principal Balance — T-Bill			$390,382,977.89		$371,160,521.22
	vi	Aggregate Outstanding Principal Balance — Commercial Paper			$1,555,292,658.93		$1,514,913,444.80

	Notes			Spread	Exchange Rate	Balance 6/15/05	Balance 9/15/05

C	i	A-1 L Notes	78442GGP5	0.010%	1.0000	$0.00	$0.00
	ii	A-2 L Notes	78442GGQ3	0.030%	1.0000	$187,696,425.91	$127,945,750.94
	iii	A-3 L Notes	78442GGR1	0.100%	1.0000	$304,424,000.00	$304,424,000.00
	iv	A-4 L Notes	78442GGS9	0.210%	1.0000	$323,311,000.00	$323,311,000.00
	v	A-5 E Notes *	XS0168279080	0.270%	1.1468	€638,000,000.00	€638,000,000.00
	vi	A-6 ARS Notes	78442GGT7	ARS	1.0000	$100,000,000.00	$100,000,000.00
	vii	A-7 ARS Notes	78442GGU4	ARS	1.0000	$100,000,000.00	$100,000,000.00
	viii	A-8 ARS Notes	78442GGV2	ARS	1.0000	$100,000,000.00	$100,000,000.00
	ix	A-9 ARS Notes	78442GGW0	ARS	1.0000	$35,200,000.00	$35,200,000.00
	x	B ARS Notes	78442GGX8	ARS	1.0000	$68,250,000.00	$68,250,000.00

	Auction Rate Security Principal Allocated But Not Distributed				06/15/2005		09/15/2005

D	i	A-6 ARS Notes	78442GGT7		$0.00		$0.00
	ii	A-7 ARS Notes	78442GGU4		$0.00		$0.00
	iii	A-8 ARS Notes	78442GGV2		$0.00		$0.00
	iv	A-9 ARS Notes	78442GGW0		$0.00		$0.00
	v	B ARS Notes	78442GGX8		$0.00		$0.00

	Reserve Account				06/15/2005		09/15/2005

E	i	Required Reserve Acct Deposit (%)			0.25%		0.25%
	ii	Reserve Acct Initial Deposit ($)
	iii	Specified Reserve Acct Balance ($)			$4,864,189.09		$4,715,184.92
	iv	Reserve Account Floor Balance ($)			$2,251,218.00		$2,251,218.00
	v	Current Reserve Acct Balance ($)			$4,864,189.09		$4,715,184.92

	Capitalized Interest Account				06/15/2005		09/15/2005

F	i	Capitalized Interest Account Balance ($)			$0.00		$0.00

	General Trust Information

G	i	Indenture Trustee	Bank of New York		iii Servicer		Sallie Mae, Inc.
	ii	Administrator	Sallie Mae, Inc.		iv Swap Counterparty		Ixis-CIB, Paris

		Initial Pool Balance		$2,251,217,863.41

* A-5 is denominated in Euros

II. 2003-5 Transactions from: 05/31/2005 through 08/31/2005

A	Student Loan Principal Activity
	i	Regular Principal Collections	$62,490,974.54
	ii	Principal Collections from Guarantor	6,364,185.47
	iii	Principal Reimbursements	7,748.75
	iv	Other System Adjustments	0.00

	v	Total Principal Collections	$68,862,908.76

B	Student Loan Non-Cash Principal Activity
	i	Other Adjustments	$406.12
	ii	Capitalized Interest	(10,130,974.37)

	iii	Total Non-Cash Principal Activity	$(10,130,568.25)

C	Total Student Loan Principal Activity		$58,732,340.51

D	Student Loan Interest Activity
	i	Regular Interest Collections	$18,764,699.59
	ii	Interest Claims Received from Guarantors	380,124.32
	iii	Collection Fees	5,271.00
	iv	Late Fee Reimbursements	253,861.03
	v	Interest Reimbursements	5,391.44
	vi	Other System Adjustments	0.00
	vii	Special Allowance Payments	2,450,994.53
	viii	Subsidy Payments	1,435,038.92

	ix	Total Interest Collections	$23,295,380.83

E	Student Loan Non-Cash Interest Activity
	i	Interest Accrual Adjustment	$577.17
	ii	Capitalized Interest	10,130,974.37

	iii	Total Non-Cash Interest Adjustments	$10,131,551.54

F	Total Student Loan Interest Activity		$33,426,932.37

G	Non-Reimbursable Losses During Collection Period		$(134.66)

H	Cumulative Non-Reimbursable Losses to Date		$306,611.67

III. 2003-5 Collection Account Activity 05/31/2005 through 08/31/2005

A	Principal Collections
	i		Principal Payments Received	$32,234,299.62
	ii		Consolidation Principal Payments	36,620,860.39
	iii		Reimbursements by Seller	0.00
	iv		Borrower Benefits Reimbursements	0.00
	v		Reimbursements by Servicer	7,748.75
	vi		Re-purchased Principal	0.00

	vii		Total Principal Collections	$68,862,908.76

B	Interest Collections
	i		Interest Payments Received	$22,534,930.94
	ii		Consolidation Interest Payments	495,926.42
	iii		Reimbursements by Seller	0.00
	iv		Borrower Benefits Reimbursements	0.00
	v		Reimbursements by Servicer	5,391.44
	vi		Re-purchased Interest	0.00
	vii		Collection Fees/Return Items	5,271.00
	viii		Late Fees	253,861.03

	ix		Total Interest Collections	$23,295,380.83

C	Other Reimbursements			$343,212.24

D	Reserves in Excess of Reserve Requirement			$149,004.17

E	Trust Account Investment Income			$448,512.34

F	Funds Released from Capitalized Interest Account			$0.00

G	TOTAL FUNDS RECEIVED			$93,099,018.34

	LESS FUNDS PREVIOUSLY REMITTED/SET ASIDE:
		i	Consolidation Loan Rebate Fees	$(4,910,069.95)
		ii	Funds Allocated to the Future Distribution Account	$(19,900,067.69)
		iii	Funds Released from the Future Distribution Account	$14,419,974.57

H	TOTAL AVAILABLE FUNDS			$82,708,855.27

I	Servicing Fees Due for Current Period			$790,139.17

J	Carryover Servicing Fees Due			$0.00

K	Administration Fees Due			$20,000.00

L	Total Fees Due for Period			$810,139.17

IV. 2003-5 Future Distribution Account Activity

A	Account Reconciliation

	i	Beginning Balance	06/15/2005	$6,213,341.01
	ii	Total Allocations for Distribution Period		$13,686,726.68
	iii	Total Payments for Distribution Period		$(5,480,093.12)
	iv	Funds Released to the Collection Account		$(14,419,974.57)

	v	Total Balance Prior to Current Month Allocations		$0.00

	vi	Ending Balance	09/15/2005	$7,120,483.02

B	Monthly Allocations to the Future Distribution Account

	Monthly Allocation Date		06/15/2005
	i	Primary Servicing Fees		$813,731.18
	ii	Admin Fees		6,666.66
	iii	Broker Dealer, Auction Agent and Remarketing Fees		53,289.01
	iv	Interest Accrued on the Class A Notes and Swap to Ixis-CIB		5,156,516.66
	v	Interest Accrued on the Class B Notes		183,137.50

	vi	Balance as of	06/15/2005	$6,213,341.01

	Monthly Allocation Date		07/15/2005
	i	Primary Servicing Fees		$800,014.21
	ii	Admin Fees		6,666.67
	iii	Broker Dealer, Auction Agent and Remarketing Fees		55,065.32
	iv	Interest Accrued on the Class A Notes and Swap to Ixis-CIB		5,764,391.09
	v	Interest Accrued on the Class B Notes		195,119.17

	vi	Total Allocations		$6,821,256.46

	Monthly Allocation Date		08/15/2005
	i	Primary Servicing Fees		$790,139.17
	ii	Admin Fees		6,666.67
	iii	Broker Dealer, Auction Agent and Remarketing Fees		55,065.32
	iv	Interest Accrued on the Class A Notes and Swap to Ixis-CIB		5,809,076.56
	v	Interest Accrued on the Class B Notes		204,522.50

	vi	Total Allocations		$6,865,470.22

C	Total Future Distribution Account Deposits Previously Allocated			$19,900,067.69

D	Current Month Allocations		09/15/2005
	i	Primary Servicing Fees		$782,272.87
	ii	Admin Fees		6,666.67
	iii	Broker Dealer, Auction Agent and Remarketing Fees		56,841.62
	iv	Interest Accrued on the Class A Notes and Swap to Ixis-CIB		6,056,301.86
	v	Interest Accrued on the Class B Notes		218,400.00

	vi	Total Allocations on the Distribution Date		$7,120,483.02

V. 2003-5 Auction Rate Security Detail

A	Auction Rate Securities - Payments During Distribution Period

		Payment	Security	Interest	No. of				Broker/Dealer	Auction Agent
	i	Date	Description	Rate	Days	Start Date	End Date	Interest	Fees	Fees
		6/16/2005	SLM 2003-5 A-6	3.140000%	28	5/19/2005	6/16/2005	$244,222.22	$11,666.67	$661.11
		6/21/2005	SLM 2003-5 A-9	3.150000%	28	5/24/2005	6/21/2005	$86,240.00	$4,106.67	$232.71
		6/21/2005	SLM 2003-5 B	3.220000%	28	5/24/2005	6/21/2005	$170,928.33	$7,962.50	$451.21
		7/5/2005	SLM 2003-5 A-7	3.200000%	28	6/7/2005	7/5/2005	$248,888.89	$11,666.67	$661.11
		7/12/2005	SLM 2003-5 A-8	3.210000%	28	6/14/2005	7/12/2005	$249,666.67	$11,666.67	$661.11
		7/14/2005	SLM 2003-5 A-6	3.240000%	28	6/16/2005	7/14/2005	$252,000.00	$11,666.67	$661.11
		7/19/2005	SLM 2003-5 A-9	3.280000%	28	6/21/2005	7/19/2005	$89,799.11	$4,106.67	$232.71
		7/19/2005	SLM 2003-5 B	3.320000%	28	6/21/2005	7/19/2005	$176,236.67	$7,962.50	$451.21
		8/2/2005	SLM 2003-5 A-7	3.380000%	28	7/5/2005	8/2/2005	$262,888.89	$11,666.67	$661.11
		8/9/2005	SLM 2003-5 A-8	3.370000%	28	7/12/2005	8/9/2005	$262,111.11	$11,666.67	$661.11
		8/11/2005	SLM 2003-5 A-6	3.370000%	28	7/14/2005	8/11/2005	$262,111.11	$11,666.67	$661.11
		8/16/2005	SLM 2003-5 A-9	3.419000%	28	7/19/2005	8/16/2005	$93,604.62	$4,106.67	$232.71
		8/16/2005	SLM 2003-5 B	3.480000%	28	7/19/2005	8/16/2005	$184,730.00	$7,962.50	$451.21
		8/30/2005	SLM 2003-5 A-7	3.540000%	28	8/2/2005	8/30/2005	$275,333.33	$11,666.67	$661.11
		9/6/2005	SLM 2003-5 A-8	3.560000%	28	8/9/2005	9/6/2005	$276,888.89	$11,666.67	$661.11
		9/8/2005	SLM 2003-5 A-6	3.530000%	28	8/11/2005	9/8/2005	$274,555.56	$11,666.67	$661.11
		9/13/2005	SLM 2003-5 A-9	3.570000%	28	8/16/2005	9/13/2005	$97,738.67	$4,106.67	$232.71
		9/13/2005	SLM 2003-5 B	3.600000%	28	8/16/2005	9/13/2005	$191,100.00	$7,962.50	$451.21

	ii	Auction Rate Note Interest Paid During Distribution Period			6/15/05-9/15/05			$3,699,044.07
	iii	Broker/Dealer Fees Paid During Distribution Period			6/15/05-9/15/05			$164,943.38
	iv	Auction Agent Fees Paid During Distribution Period			6/15/05-9/15/05			$9,346.78
	v	Primary Servicing Fees Remitted						1,606,758.89

	vi	Total						$5,480,093.12
		Less: Auction Rate Security Interest Payments due on the Distribution Date						$—
		Less: Auction Rate Security Broker Dealer Fees due on the Distribution Date						$—
		Less: Auction Rate Security Auction Agent Fees due on the Distribution Date						$—

B	Total Payments Out of Future Distribution Account During Distribution Period							$5,480,093.12

C	Funds Released to Collection Account							$14,419,974.57

D	Auction Rate Student Loan Rates			Jun-05	Jul-05	Aug-05
				4.912%	5.089%	5.082%

VI. 2003-5 Portfolio Characteristics

	Weighted Avg Coupon		# of Loans		%		Principal Amount		%
STATUS	05/31/2005	08/31/2005	05/31/2005	08/31/2005	05/31/2005	08/31/2005	05/31/2005	08/31/2005	05/31/2005	08/31/2005
INTERIM:
In School
Current	0.000%	0.000%	0	0	0.000%	0.000%	$0.00	$0.00	0.000%	0.000%

Grace
Current	0.000%	0.000%	0	0	0.000%	0.000%	0.00	0.00	0.000%	0.000%

TOTAL INTERIM	0.000%	0.000%	0	0	0.000%	0.000%	$0.00	$0.00	0.000%	0.000%
REPAYMENT
Active
Current	6.235%	6.214%	71,786	69,797	71.648%	71.565%	$1,292,613,655.49	$1,253,682,373.07	66.761%	66.776%
31-60 Days Delinquent	6.866%	6.855%	2,899	2,844	2.893%	2.916%	57,533,398.65	57,029,294.08	2.971%	3.038%
61-90 Days Delinquent	7.059%	7.008%	1,258	1,606	1.256%	1.647%	24,352,773.15	31,143,440.93	1.258%	1.659%
91-120 Days Delinquent	7.223%	7.086%	638	769	0.637%	0.788%	11,917,138.21	15,497,397.83	0.615%	0.825%
> 120 Days Delinquent	7.380%	7.403%	1,426	1,625	1.423%	1.666%	30,066,794.42	34,658,917.50	1.553%	1.846%

Deferment
Current	6.391%	6.420%	9,145	8,720	9.127%	8.941%	187,250,388.27	177,419,180.54	9.671%	9.450%

Forbearance
Current	6.520%	6.517%	12,829	11,952	12.804%	12.255%	328,507,802.43	303,694,562.22	16.967%	16.176%

TOTAL REPAYMENT	6.352%	6.345%	99,981	97,313	99.789%	99.779%	$1,932,241,950.62	$1,873,125,166.17	99.796%	99.769%
Claims in Process (1)	7.315%	7.551%	211	216	0.211%	0.221%	$3,945,286.43	$4,329,730.37	0.204%	0.231%
Aged Claims Rejected (2)	0.000%	0.000%	0	0	0.000%	0.000%	$0.00	$0.00	0.000%	0.000%
GRAND TOTAL	6.354%	6.348%	100,192	97,529	100.000%	100.000%	$1,936,187,237.05	$1,877,454,896.54	100.000%	100.000%

(1)	Claims filed and unpaid; includes claims rejected aged less than 6 months.
(2)	Claims rejected (subject to cure) aged 6 months or more; also includes claims deemed incurable pending repurchase.
*	Percentages may not total 100% due to rounding.

VII. 2003-5 Expected Interest Calculation and Swap Payments

A	Borrower Interest Accrued During Collection Period			$28,803,194.84
B	Interest Subsidy Payments Accrued During Collection Period			1,328,505.97
C	SAP Payments Accrued During Collection Period			3,124,734.00
D	INV Earnings Accrued for Collection Period (ALL USD TRUST ACCOUNTS)			448,512.34
E	Investment Earnings (ADMINISTRATOR ACCOUNTS)			0.00
F	Consolidation Loan Rebate Fees			(4,910,069.95)

G	Net Expected Interest Collections			$28,794,877.19

H	Currency Swap Payments Due to the Trust		Ixis-CIB, Paris

			Trust Receives	Trust Pays

	I	Aggregate Swap Notional Amount — Class A-5 *	€638,000,000.00	$731,658,400.00

	ii	Euribor/Libor Rate	2.11100%	3.41000%
	iii	Spread	0.2700%	0.3200%

	iv	Final Rate (ii+iii)	2.38100%	3.73000%

	v	Swap Payments Due	€3,882,088.22	$6,974,330.46

* Notionals are calculated using an exchange rate of $1.1468 = €1.00

VIII. 2003-5 Accrued Interest Factors

		Accrued
		Int Factor	Accrual Period	Rate
A	Class A-1 Interest Rate	0.000000000	6/15/05 - 9/15/05	0.00000%
B	Class A-2 Interest Rate	0.008791111	6/15/05 - 9/15/05	3.44000%
C	Class A-3 Interest Rate	0.008970000	6/15/05 - 9/15/05	3.51000%
D	Class A-4 Interest Rate	0.009251111	6/15/05 - 9/15/05	3.62000%
E	Class A-5 Interest Rate	0.006084778	6/15/05 - 9/15/05	2.38100%

IX. 2003-5 Inputs From Prior Period 5/31/05

A	Total Student Loan Pool Outstanding
	i	Portfolio Balance	$1,936,187,237.05
	ii	Interest To Be Capitalized	9,488,399.77

	iii	Total Pool	$1,945,675,636.82
	iv	Specified Reserve Account Balance	4,864,189.09

	v	Total Adjusted Pool	$1,950,539,825.91

B	Total Note and Certificate Factor		0.857832853
C	Total Note Balance		$1,950,539,825.91

D	Note Balance 06/15/2005		Class A-1	Class A-2	Class A-3	Class A-4	Class A-5	Class A-6	Class A-7	Class A-8	Class A-9	Class B

	i	Current Factor	0.000000000	0.653370740	1.000000000	1.000000000	1.000000000	1.000000000	1.000000000	1.000000000	1.000000000	1.000000000
	ii	Expected Note Balance	$0.00	$187,696,425.91	$304,424,000.00	$323,311,000.00	€638,000,000.00	$100,000,000.00	$100,000,000.00	$100,000,000.00	$35,200,000.00	$68,250,000.00
	iii	Note Principal Shortfall	$0.00	$0.00	$0.00	$0.00	€—	$0.00	$0.00	$0.00	$0.00	$0.00
	iv	Interest Shortfall	$0.00	$0.00	$0.00	$0.00	€—	$0.00	$0.00	$0.00	$0.00	$0.00
	v	Interest Carryover	$0.00	$0.00	$0.00	$0.00	€—	$0.00	$0.00	$0.00	$0.00	$0.00

E	Reserve Account Balance		$4,864,189.09
F	Unpaid Primary Servicing Fees from Prior Month(s)		$0.00
G	Unpaid Administration fees from Prior Quarter(s)		$0.00
H	Unpaid Carryover Servicing Fees from Prior Quarter(s)		$0.00
I	Interest Due on Unpaid Carryover Servicing Fees		$0.00

X. 2003-5 Waterfall for Distributions

				Remaining
				Funds Balance
A	Total Available Funds ( III - H )		$82,708,855.27	$82,708,855.27

B	Primary Servicing Fees-Current Month		$790,139.17	$81,918,716.10

C	Administration Fee		$20,000.00	$81,898,716.10

D	Auction Agent Fees Due 09/15/2005		$0.00	$81,898,716.10
	Broker/Dealer Fees Due 09/15/2005		$0.00	$81,898,716.10

E	Noteholders’ Interest Distribution Amounts for 09/15/2005
	i	Class A-1	$0.00	$81,898,716.10
	ii	Class A-2	$1,650,060.14	$80,248,655.96
	iii	Class A-3	$2,730,683.28	$77,517,972.68
	iv	Class A-4	$2,990,985.98	$74,526,986.70
	v	Class A-5 US Dollar Equivalent to Ixis-CIB	$6,974,330.46	$67,552,656.24
	vi	Class A-6	$0.00	$67,552,656.24
	vii	Class A-7	$0.00	$67,552,656.24
	viii	Class A-8	$0.00	$67,552,656.24
	ix	Class A-9	$0.00	$67,552,656.24
	x	Class B	$0.00	$67,552,656.24

	xi	Total Noteholder's Interest Distribution	$14,346,059.86

F	Noteholder’s Principal Distribution Amount Paid * (or set aside)
	i	Class A-1	$0.00	$67,552,656.24
	ii	Class A-2	$59,750,674.97	$7,801,981.27
	iii	Class A-3	$0.00	$7,801,981.27
	iv	Class A-4	$0.00	$7,801,981.27
	v	Class A-5 US Dollar Equivalent to Ixis-CIB	$0.00	$7,801,981.27
	vi	Class A-6	$0.00	$7,801,981.27
	vii	Class A-7	$0.00	$7,801,981.27
	viii	Class A-8	$0.00	$7,801,981.27
	ix	Class A-9	$0.00	$7,801,981.27
	x	Class B	$0.00	$7,801,981.27

	xi	Total Noteholder's Principal Distribution	$59,750,674.97

G	Increase to the Specified Reserve Account Balance		$0.00	$7,801,981.27

H	Carryover Servicing Fees		$0.00	$7,801,981.27

I	Noteholder’s Interest Carryover
	i	Class A-1	$0.00	$7,801,981.27
	ii	Class A-2	$0.00	$7,801,981.27
	iii	Class A-3	$0.00	$7,801,981.27
	iv	Class A-4	$0.00	$7,801,981.27
	v	Class A-5	$0.00	$7,801,981.27
	vi	Class A-6	$0.00	$7,801,981.27
	vii	Class A-7	$0.00	$7,801,981.27
	viii	Class A-8	$0.00	$7,801,981.27
	ix	Class A-9	$0.00	$7,801,981.27
	x	Class B	$0.00	$7,801,981.27

	xi	Total Noteholder's Interest Carryover	$0.00

J	Excess Distribution Release to Certificateholders		$7,801,981.27	$0.00

* Principal allocated to Auction Rate Securities but not payable on the distribution date is deposited into the Future Distribution Account for payment on the related Auction Rate Distribution date.

XI. 2003-5 Distributions

A	Distribution Amounts		Class A-1	Class A-2	Class A-3	Class A-4	Class A-5	Class A-6	Class A-7	Class A-8	Class A-9	Class B
	i	Quarterly Interest Due	$0.00	$1,650,060.14	$2,730,683.28	$2,990,985.98	€3,882,088.22	$0.00	$0.00	$0.00	$0.00	$0.00
	ii	Quarterly Interest Paid	0.00	1,650,060.14	2,730,683.28	2,990,985.98	3,882,088.22	0.00	0.00	0.00	0.00	0.00

	iii	Interest Shortfall	$0.00	$0.00	$0.00	$0.00	€—	$0.00	$0.00	$0.00	$0.00	$0.00

	iv	Interest Carryover Due	$0.00	$0.00	$0.00	$0.00	€—	$0.00	$0.00	$0.00	$0.00	$0.00
	v	Interest Carryover Paid	0.00	0.00	0.00	0.00	—	0.00	0.00	0.00	0.00	0.00

	vi	Interest Carryover	$0.00	$0.00	$0.00	$0.00	€—	$0.00	$0.00	$0.00	$0.00	$0.00

	vii	Quarterly Principal Due	$0.00	$59,750,674.97	$0.00	$0.00	€—	$0.00	$0.00	$0.00	$0.00	$0.00
	viii	Quarterly Principal Paid (or set aside)	0.00	59,750,674.97	0.00	0.00	—	0.00	0.00	0.00	0.00	0.00

	ix	Quarterly Principal Shortfall	$0.00	$0.00	$0.00	$0.00	€—	$0.00	$0.00	$0.00	$0.00	$0.00

	x	Total Distribution Amount	$0.00	$61,400,735.11	$2,730,683.28	$2,990,985.98	€3,882,088.22	$0.00	$0.00	$0.00	$0.00	$0.00

B	Principal Distribution Reconciliation

	i	Notes Outstanding Principal Balance 8/31/05	$1,950,539,825.91
	ii	Adjusted Pool Balance 8/31/05	1,890,789,150.94
	iii	Notes Outstanding Exceeding Pool Balance (i - ii)	$59,750,674.97

	iv	Adjusted Pool Balance 5/31/05	$1,950,539,825.91
	v	Adjusted Pool Balance 8/31/05	1,890,789,150.94
	vi	Current Principal Due (iv - v)	$59,750,674.97
	vii	Principal Shortfall from Prior Collection Period	0.00
	viii	Principal Distribution Amount (vi + vii)	$59,750,674.97

	x	Principal Shortfall (viii - ix)	$0.00

C	Total Principal Distribution

	i	USD	$59,750,674.97
	ii	EUR	€—

D	Total Interest Distribution

	i	USD	$7,371,729.40
	ii	EUR	€3,882,088.22

E	Reserve Account Reconciliation

	i	Beginning of Period Balance	$4,864,189.09
	ii	Deposits to correct Shortfall	0.00
	iii	Total Reserve Account Balance Available	4,864,189.09
	iv	Required Reserve Account Balance	$4,715,184.92

	v	Shortfall Carried to Next Period	$0.00
	vi	Excess Reserve — Release to Waterfall	$149,004.17
	vii	Ending Reserve Account Balance	$4,715,184.92

							Next ARS
G	Note Balances			06/15/2005	Pay Down Factor	09/15/2005	Pay Date	Balance
	i	A-1 Note Balance	78442GGP5	$0.00		$0.00
		A-1 Note Pool Factor		0.000000000	0.000000000	0.000000000

	ii	A-2 Note Balance	78442GGQ3	$187,696,425.91		$127,945,750.94
		A-2 Note Pool Factor		0.653370740	0.207991934	0.445378805

	iii	A-3 Note Balance	78442GGR1	$304,424,000.00		$304,424,000.00
		A-3 Note Pool Factor		1.000000000	0.000000000	1.000000000

	iv	A-4 Note Balance	78442GGS9	$323,311,000.00		$323,311,000.00
		A-4 Note Pool Factor		1.000000000	0.000000000	1.000000000

	v	A-5 Note Balance	XS0168279080	€638,000,000.00		€638,000,000.00
		A-5 Note Pool Factor		1.000000000	0.000000000	1.000000000

	vi	A-6 Note Balance	78442GGT7	$100,000,000.00		$100,000,000.00	10/06/05	$100,000,000.00
		A-6 Note Pool Factor		1.000000000	0.000000000	1.000000000		1.000000000

	vii	A-7 Note Balance	78442GGU4	$100,000,000.00		$100,000,000.00	09/27/05	$100,000,000.00
		A-7 Note Pool Factor		1.000000000	0.000000000	1.000000000		1.000000000

	viii	A-8 Note Balance	78442GGV2	$100,000,000.00		$100,000,000.00	10/04/05	$100,000,000.00
		A-8 Note Pool Factor		1.000000000	0.000000000	1.000000000		1.000000000

	ix	A-9 Note Balance	78442GGW0	$35,200,000.00		$35,200,000.00	10/11/05	$35,200,000.00
		A-9 Note Pool Factor		1.000000000	0.000000000	1.000000000		1.000000000

	x	B Note Balance	78442GGX8	$68,250,000.00		$68,250,000.00	10/11/05	$68,250,000.00
		B Note Pool Factor		1.000000000	0.000000000	1.000000000		1.000000000

XII. 2003-5 Historical Pool Information

						2004	2003
			6/1/05-8/31/05	3/1/05-5/31/05	12/01/04-2/28/05	12/1/03-11/30/04	4/14/03-11/30/03

Beginning Student Loan Portfolio Balance			$1,850,124,011.79	$1,893,921,061.74	$1,928,646,080.51	$2,158,356,563.46	$2,244,419,788.72

	Student Loan Principal Activity
	i	Regular Principal Collections	$62,490,974.54	$47,958,383.99	$39,117,980.00	$163,214,167.71	$104,611,342.11
	ii	Principal Collections from Guarantor	6,364,185.47	6,016,087.41	6,238,448.80	$22,933,793.44	6,372,357.86
	iii	Principal Reimbursements	7,748.75	50,171.56	10,566.62	$769,279.33	1,604,553.16
	iv	Other System Adjustments	0.00	0.00	0.00	$—	0.00

	v	Total Principal Collections	$68,862,908.76	$54,024,642.96	$45,366,995.42	$186,917,240.48	$112,588,253.13
	Student Loan Non-Cash Principal Activity					$—
	i	Other Adjustments	$406.12	$(37,808.61)	$13,408.16	$264,544.60	$1,042,791.83
	ii	Capitalized Interest	(10,130,974.37)	(10,189,784.40)	(10,655,384.81)	(43,534,527.39)	(27,567,819.70)

	iii	Total Non-Cash Principal Activity	$(10,130,568.25)	$(10,227,593.01)	$(10,641,976.65)	$(43,269,982.79)	$(26,525,027.87)

(-)	Total Student Loan Principal Activity		$58,732,340.51	$43,797,049.95	$34,725,018.77	$229,710,482.95	$86,063,225.26

	Student Loan Interest Activity
	i	Regular Interest Collections	$18,764,699.59	$18,808,116.67	$19,185,061.98	$135,337,285.80	$54,340,511.82
	ii	Interest Claims Received from Guarantors	380,124.32	388,092.25	415,542.68	$1,606,668.02	204,764.81
	iii	Collection Fees	5,271.00	7,109.53	5,736.08	$26,704.11	8,099.66
	iv	Late Fee Reimbursements	253,861.03	259,702.36	261,303.50	$1,642,785.21	610,314.08
	v	Interest Reimbursements	5,391.44	8,974.21	340.55	$34,303.14	7,617.73
	vi	Other System Adjustments	0.00	0.00	0.00	$—	0.00
	vii	Special Allowance Payments	2,450,994.53	1,652,150.88	630,310.24	$290,029.17	32,937.09
	viii	Subsidy Payments	1,435,038.92	1,505,389.99	1,515,251.81	$9,731,009.78	3,135,208.49

	ix	Total Interest Collections	$23,295,380.83	$22,629,535.89	$22,013,546.84	$148,668,785.23	$58,339,453.68

	Student Loan Non-Cash Interest Activity
	i	Interest Accrual Adjustment	$577.17	$(6,247.32)	$2,471.21	$(1,002,028.24)	$(1,004,959.21)
	ii	Capitalized Interest	10,130,974.37	10,189,784.40	10,655,384.81	$71,102,347.09	27,567,819.70

	iii	Total Non-Cash Interest Adjustments	$10,131,551.54	$10,183,537.08	$10,657,856.02	$70,100,318.85	$26,562,860.49

	Total Student Loan Interest Activity		$33,426,932.37	$32,813,072.97	$32,671,402.86	$218,769,104.08	$84,902,314.17

(=)	Ending Student Loan Portfolio Balance		$1,791,391,671.28	$1,850,124,011.79	$1,893,921,061.74	$1,928,646,080.51	$2,158,356,563.46
(+)	Interest to be Capitalized		$8,619,069.48	$9,488,399.77	$9,365,166.27	$9,537,157.80	$9,428,023.31

(=)	TOTAL POOL		$1,800,010,740.76	$1,859,612,411.56	$1,903,286,228.01	$1,938,183,238.31	$2,167,784,586.77

(+)	Reserve Account Balance		$4,715,184.92	$4,864,189.09	$4,973,373.63	$5,060,616.16	$5,419,461.47

(=)	Total Adjusted Pool		$1,804,725,925.68	$1,864,476,600.65	$1,908,259,601.64	$1,943,243,854.47	$2,173,204,048.24

XIII. 2003-5 Payment History and CPRs

Distribution	Actual	Since Issued
Date	Pool Balances	CPR *

Sep-03	$2,201,567,825	3.21%

Dec-03	$2,167,784,587	3.39%

Mar-04	$2,136,811,349	3.34%

Jun-04	$2,103,532,517	3.42%

Sep-04	$2,061,243,465	3.78%

Dec-04	$2,024,246,464	3.89%

Mar-05	$1,989,349,453	3.91%

Jun-05	$1,945,675,637	4.15%

Sep-05	$1,886,073,966	4.69%

* “Since Issued CPR” is based on the current period’s ending pool balance calculated against the original pool balance and assuming cutoff date pool data.